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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Shuffle Master, Inc. (the "Company") on Form 10-K for the period ended October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul C. Meyer, President and Chief Operating Officer; and Chief Financial Officer, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 18, 2008
/s/ PAUL C. MEYER Paul C. Meyer
President and Chief Operating Officer; and Chief Financial Officer

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  EXHIBIT 32.2